Exhibit 99.1

July 28, 2022 Fiscal Q3 2022 Earnings Call FieldReport Operator: Good afternoon, and welcome to Clearfield’s fiscal third quarter 2022 earnings conference call. My name is Vikram, and I will be your operator this afternoon. I’ll now pass the call over to Sophie Pearson from Gateway Group. Sophie Pearson, Gateway : Thank you . Joining us for today’s Earnings presentation are Clearfield’s President and CEO, Cheri Beranek and CFO, Dan Herzog . Following their commentary, we will open the call for questions . I would now like to remind everyone that this call will be recorded and made available for replay via a link in the investor relations section of the Company's website. This call is also being webcasted and accompanied by a PowerPoint presentation called the FieldReport, which is also available in the investor relations section of the Company's website. 1

Important Cautions Regarding Forward - Looking Statements Forward - looking statements contained herein and in any related presentation or in the related Earnings Release are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “outlook,” or “continue” or comparable terminology are intended to identify forward - looking statements. Such forward looking statements include, for example, statements about the Company’s future revenue and operating performance, anticipated shipping on backlog and future lead times, future availability of components and materials from the Company’s supply chain, the impact of the Rural Digital Opportunity Fund (RDOF) or other government programs on the demand for the Company’s products or timing of customer orders, the Company’s ability to add capacity to meet expected future demand, and trends in and growth of the FTTx markets, market segments or customer purchases and other statements that are not historical facts. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: adverse global economic conditions and geopolitical issues could have a negative effect on our business, and results of operations and financial condition; our planned growth may strain our business infrastructure, which could adversely affect our operations and financial condition; the acquisition of Nestor Cables and integration activities could adversely affect our operating results; the COVID - 19 pandemic has significantly impacted worldwide economic conditions and could have a material adverse effect on our business, financial condition and operating results; we rely on single - source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders; fluctuations in product and labor costs which may not be able to be passed on to customers that could decrease margins; we depend on the availability of sufficient supply of certain materials, such as fiber optic cable and resins for plastics, and global disruptions in the supply chain for these materials could prevent us from meeting customer demand for our products; we rely on our manufacturing operations to produce product to ship to customers and manufacturing constraints and disruptions could result in decreased future revenue; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; we may be subject to risks associated with acquisitions; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; we are dependent on key personnel; cyber - security incidents on our information technology systems, including ransomware, data breaches or computer viruses, could disrupt our business operations, damage our reputation, and potentially lead to litigation; our business is dependent on interdependent management information systems; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; changes in government funding programs may cause our customers and prospective customers to delay, reduce, or accelerate purchases, leading to unpredictable and irregular purchase cycles; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; our success depends upon adequate protection of our patent and intellectual property rights; if the telecommunications market does not expand as we expect, our business may not grow as fast as we expect; we face risks associated with expanding our sales outside of the United States; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10 - K for the year ended September 30, 2021 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events unless required by law. NASDAQ:CLFD 2 © Copyright 2022 Clearfield, Inc. All Rights Reserved. Please note that during this call, management will be making forward - looking statements regarding future events and the future financial performance of the Company. These forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements. It’s important to note also that the Company undertakes no obligation to update such statements except as required by law. The Company cautions you to consider risk factors that could cause actual results to differ materially from those in the forward - looking statements contained in today’s press release, FieldReport, and in this conference call. The risk factors section in Clearfield’s most recent Form 10 - K filing with the Securities and Exchange Commission and its subsequent filings on Form 10 - Q provides descriptions of those risks. As a reminder, the slides in this presentation are controlled by you, the listener. Please advance forward through the presentation as the speakers present their remarks. With that, I would like to turn the call over to Clearfield’s President and CEO, Cheri Beranek. Cheri? 2

NASDAQ:CLFD 3 Introduction & Highlights Thanks, Sophie. Good afternoon and thank you everyone for joining us today. It is such a pleasure to speak with you this afternoon to share Clearfield’s results for the fiscal third quarter of 2022 and provide an update on our business and the trends we are seeing in the market. As evidenced by our strong Q3 financial results, including record net sales of $71.3 million, the demand for high - speed broadband remains robust and continues to accelerate. Not only does demand for broadband continue to be exceptionally strong, but we continue to execute on our ‘Now of Age’ strategic plan to expand capacity and rapidly scale our business to meet the bourgeoning market demand. In May 2022, we announced an agreement for the strategic acquisition of Finnish fiber optic cable manufacturer, Nestor Cables Oy, a strategic supplier of our FieldShield product line. Our synergistic relationship with Nestor spans over a decade. The acquisition, which closed on July 26, 2022 enables us to vertically integrate the design and supply of FieldShield cable to meet future customer demand. In a few minutes I will go into greater detail on Nestor’s business and what this acquisition means for the future of Clearfield, but first I would like to welcome the Nestor team to Clearfield. We are thrilled to have you working alongside us. In addition to our record net sales in Q3, we also increased our quarter - end backlog by 16% from the prior quarter, to a record $157 million. As I have said previously, we truly believe we are experiencing a once - in - a - generation investment opportunity in our industry, and we believe Clearfield is well - positioned to capitalize on this growth. Our product portfolio was carefully developed for this opportunity, and our customers have responded enthusiastically. With our continued strong execution, broadband industry tailwinds, and with our current visibility into this quarter, we are raising our fiscal year 2022 net sales guidance to a range of $ 243 million to $ 247 million . Our net sales guidance represents growth of 72 % to 75 % over fiscal year 2021 . 3

What We Do Clearfield provides fiber protection, fiber management and fiber delivery solutions that enable rapid and cost - effective fiber - fed deployment throughout the broadband service provider space. NASDAQ:CLFD 4 For those of you who may be new to Clearfield and our industry, I’d like to provide a brief overview of who we are and what we do. Clearfield is a leader in the expanding fiber broadband industry. We provide fiber protection, fiber management, and fiber delivery solutions that enable the rapid and cost - effective fiber - fed deployment throughout the broadband service provider space. Our primary end market is Community Broadband, which is predominately comprised of Tier 2 and Tier 3 incumbent local exchange carriers and the growing number of municipalities, utilities, co - ops and wireless carriers. We also serve service providers in the Tier 1 National Carrier market and Multiple System/Cable TV Operators, or ‘MSO’s,’ as well as some international service providers in Canada, the Caribbean, Central and South America. Our thoughtfully developed product portfolio focuses on scalable, modular deployments, enabling Clearfield customers to complete their deployments faster and more efficiently. The image on the right of Slide 4 is the patented Clearview cassette, the foundation of our scalable and modular fiber management platform. Our entire product line, including the Clearview cassette, is designed to reduce both the amount of necessary skilled labor needed for installation and the level of skill required to install. Given the significant shortage of trained technicians available in today’s market, these qualities are particularly advantageous. 4

OUR MISSION: Enabling the Lifestyle Better Broadband Provides NASDAQ:CLFD 5 Our mission at Clearfield is to Enable the Lifestyle Better Broadband Provides . People need access to high - speed broadband to be able to fully participate in modern society . Broadband is changing the way we communicate with each other, and fiber is the means to enable and future - proof that change . Our company’s founding mission was to deliver the products that build a better broadband network, for all communities. This vision is fundamental to who we are as an organization. We have developed a product portfolio, sales organization and operational infrastructure to service the growth in fiber deployment for every community. 5

Strategic Acquisition of Nestor Cables Oy I would now like to take a few minutes to discuss our recently completed acquisition of Nestor Cables, and why we are so excited about the business and the opportunities for Clearfield. ..6

NASDAQ:CLFD 7 Nestor Cables Overview • Founded by cable technology professionals to preserve the Finnish tradition of producing high - quality fiber optic cables • One of the leading developers and manufacturers of fiber optic cable solutions in Northern Europe • Longstanding industry reputation for reliable and flexible deliveries, quick reaction times, and operational efficiency • FY 2021 revenue: EUR €31.7 million (approximately $33 million) under Finnish Accounting Standards • Transaction value with fees: $23 million • Nestor will operate as a subsidiary of Clearfield Nestor Products Connectivity products for fiber optic networks Microducts and bundles Fiber optic cables Nestor was founded in 2007 in Finland by cable technology professionals with decades of experience in fiber optical development and manufacturing. Our relationship with Nestor spans over a decade, as a developer and component supplier for our FieldShield product line. Clearfield owns the patents and IP associated with FieldShield, while it has been co - developed and manufactured for us by Nestor. Vertically integrating the design and supply of FieldShield cable provides Clearfield with the opportunity to expand the manufacturing and supply of this product closer to the North American market. In fiscal 2021, Nestor generated EUR €31.7 million in revenue and was profitable under Finnish Accounting Standards. Approximately 30% of its annual revenues are generated from exports to the European continent. Final valuation work and integration will be completed by our fiscal year end that will help clarify future net income projections, but we expect it to be accretive to our business in fiscal year 2023. Moreover, Nestor has established a stellar reputation for providing its customers with reliable and flexible deliveries, quick reaction times, and operational efficiency – characteristics that seamlessly align with Clearfield’s company culture and values. The total transaction value including fees was approximately $23 million and was funded primarily through our credit facility. Nestor will operate as subsidiary of Clearfield and its financial results will be reported accordingly. 7

Strategic Rationale • Allows Clearfield to vertically integrate the supply of FieldShield fiber optic cables to meet future customer demand • Enables Clearfield to leverage Nestor’s deep technical expertise to extend overall supply of FieldShield fiber into the North American market • Expected to reduce the cost and complexity of freight by establishing Mexico - based production of fiber cable (est. early 2023) • Allows Clearfield to bring its cassette - based fiber management solutions to European market NASDAQ:CLFD 8 8 Turning now to Slide 8, which shows the high - level rationale and numerous expected benefits of the acquisition. The first major expected benefit is the ability to vertically integrate the supply of our fiber optic cables to meet future customer demand. With the persistent challenges affecting today’s supply chain, this capability is critically important in order to meet our customers’ deployment schedules. Furthermore, the Nestor team has deep technical expertise that we intend to leverage at our Mexico facility in order to extend the available supply of FieldShield fiber in the North American market. Not only will this increase the total supply of FieldShield fiber in North America, it also allows us to reduce the cost and complexity of transportation. We expect to commence the production of fiber optic cable at our Mexico facility in early calendar year 2023. Another potential benefit of the acquisition is the possibility of introducing our cassette - based fiber management solutions into the European market, which could be a significant growth opportunity for Clearfield in the longer term. Overall, Nestor aligns with our vision and will accelerate our company’s progress towards its mission, which is to enable the lifestyle better broadband provides. Nestor will extend our market leadership and will strengthen our position to service the growth in fiber deployment for every community. For additional details, you may refer to the Nestor acquisition conference call webcast and accompanying presentation from May 17, 2022 that are both available on our IR site. With that, I’ll now turn the presentation over to Dan, who will walk us through our financial performance for the fiscal third quarter of 2022.

NASDAQ:CLFD 9 Financial Performance Thank you, Cheri, and good afternoon, everyone. It’s a pleasure to be speaking with you today about our fiscal third quarter 2022 results. So, looking at our third quarter financial results in more detail… 9

FINANCIAL PERFORMANCE
Quarterly Net Sales
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$27.1
$29.7
$38.7
$45.2
$51.1
$53.5
$71.3
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Revenue in Millions
84%
Q3 2022 Growth Rate
$71.3M
Q3 2022 Net Sales
CLEARFIELD
NASDAQ:CLFD
10

Net sales in the third quarter of fiscal 2022 were a record $71 million, an 84% increase from $39 million in the same year-ago period, and up 33% from $53 million in our second quarter of 2022. We had two 10% customers in the period, who accounted for 18% and 11% of net sales, respectively. Both of these customers were distributors.

Strong momentum in sales bookings persisted into the third quarter of fiscal 2022, resulting in a 289% year-over-year increase in our sales order backlog. Order backlog grew to a record $157 million on June 30, 2022, up from $136 million on March 31, 2022, and up from $40 million on June 30, 2021.

As we have previously discussed, we have expanded capacity at our Mexico and U.S. based facilities, which we expect will allow us to capitalize on our significant revenue opportunities in the quarters ahead.

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Q3 FY22 Net Sales Comparison by Market All dollar figures in millions 1) Based on net sales of $221.1 million and Point of Sales (POS) reporting from distributors who resell our product line into these markets. Q3 FY22 Net Sales Composition Ended 6/30/22 1 67% 14% 15% Legacy (Legacy contract manufacturing and misc. sales) 3% 1% $86.4 $153.2 Community Broadband FQ3 21 FQ3 22 Quarterly Net Sales TTM Net Sales Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all Wireless Markets) MSO (Cable TV) International (Canada, Mexico, and Caribbean Markets) NASDAQ:CLFD 11 $27.4 $47.4 Community Broadband FQ3 21 FQ3 22 I’ll now review net sales by our key markets. Our core Community Broadband market comprised 67% of our net sales in the third quarter of fiscal 2022, consistent with prior quarters in fiscal 2022. In Q3, we generated net sales of approximately $47 million in Community Broadband, up 73% from the same period last year. In addition, for the trailing twelve months ended on June 30, 2022, our Community Broadband market net sales totaled approximately $153 million, which was up 77% from the comparable period last year. 11

$3.4 $4.4 $2.9 $9.8 $11.0 $2.5 $0.6 $0.6 National Carrier MSO International Legacy FQ3 21 FQ3 22 Q3 FY22 Net Sales Comparison by Market Q3 FY22 Net Sales Composition Ended 6/30/22 1 67% 14% 15% Legacy (Legacy contract manufacturing and misc. sales) 3% 1% $11.6 $15.0 $7.1 $20.9 $34.5 $9.5 $2.8 $3.0 National Carrier MSO International Legacy All dollar figures in millions 1) Based on net sales of $221.1 million and Point of Sales (POS) reporting from distributors who resell our product line into these markets. FQ3 21 FQ3 22 Quarterly Net Sales TTM Net Sales Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all Wireless Markets) MSO (Cable TV) International (Canada, Mexico, and Caribbean Markets) NASDAQ:CLFD 12 Our MSO business comprised 15% of our net sales in the third quarter of fiscal 2022. Momentum in the MSO market continues to be strong with net sales growing 151% year - over - year, and were up 130% for the trailing twelve - month period. Net sales in our National Carrier market for the third quarter of fiscal 2022 increased 191% year - over - year; on a trailing twelve - month basis, net sales in our National Carrier market were up 81% from the comparable year - ago period. Net sales in our International market were down 16% year - over - year in the third quarter compared to the same period last year, and up 34% year - over - year on a trailing twelve - month basis. Overall, as a company, our net sales over the trailing twelve months were up 80%, an increase from 71% trailing twelve months net sales recorded the previous quarter end. 12

$11.4 $12.9 $17.1 $19.7 $23.0 $23.2 $29.3 15% 20% 25% 30% 35% 40% 45% $ - $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Gross Profit ($) Gross Profit (%) FINANCIAL PERFORMANCE Quarterly Gross Profit 71% Gross Profit increase YOY NASDAQ:CLFD 13 Gross profit in the third quarter of fiscal 2022 increased 71% to approximately $29 million, or 41.1% of net sales, from approximately $17 million, or 44.2% of net sales, in the same year - ago quarter. As expected, overhead costs associated with the first full quarter of our new facilities in Minnesota and Mexico negatively impacted gross margins. Alongside real estate costs, increased shipping costs and inflationary increases in some components negatively affected margins. Our strategic investment in our growing national carrier business will negatively affect margin for the near future. We anticipate margins at these levels for the coming quarters, not including Nestor Cables. 13

$7.7 $8.5 $9.4 $10.4 $9.9 $11.2 $12.7 0% 5% 15% 20% 25% 30% 35% $0.0 $2.0 $4.0 10% $6.0 $8.0 $10.0 $12.0 $14.0 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Expenses in $Millions OP as a % of Net Sales 6.5% YOY Decrease in Operating Expense as a percent of Net Sales NASDAQ:CLFD 14 FINANCIAL PERFORMANCE Quarterly Operating Expenses Operating expenses for the third quarter of fiscal 2022 were approximately $13 million, which were up from approximately $9 million in the same year - ago quarter. The increase in operating expenses consisted primarily of higher compensation costs due to increased personnel and higher performance - based compensation as well as increased travel expenses and professional fees mainly associated with the acquisition of Nestor Cables. Our higher personnel costs are consistent with the Company’s strategic investment in sales, product management and engineering personnel to establish a firm organizational infrastructure to support the growing business. As a percentage of net sales, operating expenses for the third quarter of fiscal 2022 was 17 . 9% , down from 24 . 4 % in the same year - ago period . Although our operating expenses are up with our sales growth, our current OpEx, at less than 20 % of sales, reflects our strong operating leverage . 14

$3.0 $3.2 $3.6 $6.1 $7.4 $10.4 $9.2 $12.7 0% 5% 10% 15% 20% 25% 30% $ - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Net Income $ Net Margin (%) $12.7M Q3 2022 Net Income 17.9% Q3 2022 Percent of Net Sales NASDAQ:CLFD 15 FINANCIAL PERFORMANCE Quarterly Net Income Net income in the third quarter of fiscal 2022 increased 109% to $12.7 million from $6.1 million in the same year - ago period, and up from $9.2 million in the second quarter of fiscal 2022. Net income increased as a result of higher revenues. As a percentage of net sales, net income for the third quarter of fiscal 2022 was 17.9%, up from 15.7% in the same year - ago period and up from 17.3% in the second quarter of fiscal 2022. In terms of our balance sheet, we had $1.9 million in capital expenditures, mainly to support increased capacity and new facility buildouts, and increased our inventory $8.4 million to $69.3 million in the third quarter, as we utilize our cash position to acquire the necessary inventory to meet the high demand for our products as represented in our sales order backlog. While we ended our third quarter with no debt, the Company did utilize approximately $16 million of its Line of Credit in July to date to fund the Nestor acquisition. With that, I’ll turn it over to Cheri. 15

NASDAQ:CLFD 16 Business Update & Outlook Thanks for the financial update, Dan. 16

Our Value Proposition – Removing Obstacles 1. Craft - friendly – requires less skilled labor and overall labor time 2. Designed to reduce permitting and right - of - way 3. Faster turn - up time for quicker revenue per subscriber NASDAQ:CLFD 17 Our thoughtfully designed fiber management and fiber connectivity products drive our value proposition. It is our goal to remove the obstacles that would prevent our customers from adopting fiber - led broadband. Since its founding, Clearfield was built to scale, and delivering fiber products to historically underserved or unserved communities has been our priority. Clearfield truly is Community Broadband, and we were built for this generational opportunity that lies in front of us. 17

Clearfield “Now of Age” Plan NASDAQ:CLFD 18 Augmenting Capacity for Ongoing Growth • Investing in products, manufacturing and supply chain to increase competitiveness and reduce costs • Building upon Domestic and Global partnerships for faster product innovation and cost reduction programs Accelerating our Operating Cadence • Active investment in systems and processes to enable our agile work environment • Speed of delivery in every part of our organization is paramount to our success Amplifying Bold and Disruptive Growth • Leveraging Community Broadband for One - Fiber Backhaul • Removing obstacles for the integration of wireline and wireless networks • Bringing fiber management expertise to 5G, NG - PON, and edge computing As we have previously discussed, Clearfield’s ‘Now of Age’ plan is our multi - year strategic plan to establish Clearfield as the platform of choice for fiber management and connectivity. The three pillars of the ‘Now of Age’ plan are intended to strengthen and solidify Clearfield’s market position within the fiber broadband industry. Our goal is to capture the fiber to the home and business market share that Clearfield was built to obtain, while concurrently powering the innovation for new and existing markets in the years ahead. 18

Accelerating our Operating Cadence NASDAQ:CLFD 19 Accelerating our Operating Cadence. This pillar reflects Clearfield’s commitment to addressing the market’s accelerating demand for fiber - fed broadband and ensure our operations can continue to satisfy our customers demands. As previously stated, we are in the middle of a historic investment cycle for high - speed broadband, particularly fiber - led broadband. Nearly $65 billion in funding is available through the Infrastructure Investment and Jobs Act, with $42 billion of that amount being allocated to the Broadband Equity, Access & Deployment Program (known as BEAD) that is expected to be distributed in late 2023 or early 2024. Furthermore, the elevated demand in this market is not a short - term event. More new fiber is expected in the next five - year period that all prior years combined; industry research notes that we are in the third year of an investment cycle that may peak 2024 through 2027. It’s anticipated that 60 million homes will be passed by fiber by 2030. In this pivotal moment for the fiber broadband industry, our ability to deliver our products on time to our customers is crucial, so that their deployment schedules are upheld and their time to revenue can accelerate. Demand for fiber significantly outpaces its availability, and supply chain issues continue to persist across all industries. Maintaining strong relationships with our suppliers is critical for our growth and fundamental to our customer success. The ability to meet future customer demand for FieldShield, while at the same time reducing the time and cost of transporting optical cable to our North American customers, was a key reason as we pursued the acquisition of Nestor . 19

Amplifying Bold and Disruptive Growth NASDAQ:CLFD 20 Amplifying Bold and Disruptive Growth is the second pillar in our Now of Age plan. This objective reflects Clearfield’s commitment to continue delivering market - changing products for current and future market requirements. The build programs for fiber to the home and business we see today transform into the integration of wireline and wireless networks and future backhaul opportunities over the next several years. Our record $157 million backlog, up 16% sequentially and 289% year - over - year, reflects the progress we have made towards achieving this pillar’s objectives. Our products provide customers with the flexibility to scale their deployments at a pace that suits their deployment schedules. Thanks to our ability to quickly and effectively respond to customer needs, we have been able to add incremental market share from new and existing customers. Our business is healthy with demonstrated scalability – but our world is not. Contractor labor availability is still restricted; various material supply chain challenges are constant. As a result, we are working closely with our customers to ensure we have the capacity required to meet their needs without overextending our overhead costs. With our market growing at an amazing annually rate, we will aim to further expand our share of that growing market. 20

Augmenting Capacity for Ongoing Growth NASDAQ:CLFD 21 Our third pillar, Augmenting Capacity for Ongoing Growth, is Clearfield’s commitment to scaling its operations to meet the exponential demand for high - speed broadband. The key features of this pillar are our agility and our ability to adapt to customers and their changing needs. 21

Clearfield Production Facilities 22 We are laser focused on executing on our capacity and following through on our growth strategy. Earlier this year, we significantly expanded our capacity at our manufacturing facility in Mexico and our distribution center in Minnesota in order to meet the substantial – and growing – demand for our products. You can see images of both facilities on this slide. In Mexico alone, we effectively added hundreds of personnel to enable expanded production. We continue to train these new personnel to improve labor utilization over the coming quarters until we’ve achieved facility optimization. And, as I mentioned earlier, we intend to leverage the deep technical expertise of the Nestor team to expand production of FieldShield cable for the North American market. We expect this production to begin in the first half of calendar 2023 and ensures we can continue to meet future customer demand for FieldShield fiber optic cable. We will also look for opportunities that optimize production at Nestor’s facilities to help smooth out the historical seasonality of their business. Supply chain management remains a key priority for Clearfield to ensure we can continue to ship product without delays. This helps to safeguard our deliveries against any supply chain interruptions. Maintaining and leveraging our supplier relationships are of key importance, and we have a strong network of partners that can further augment our capacity and grow demand. In addition to investing in our organic growth initiatives, we would also evaluate the right inorganic opportunities that would enable us to keep growing with our customers. 22

FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 $78M $85M $93M $141M $243M - $247M FY 2022 guidance issued and effective as of July 28, 2022; growth rate is based on midpoint of net sales guidance range Financial Outlook Annual Net Sales ($ in millions) NASDAQ:CLFD 23 To summarize – our demand for high - speed broadband, especially fiber - led broadband, remains very strong, and we believe we are in the middle of a long - term investment cycle for broadband deployment. We have proactively expanded our capacity and effectively managed our supply chain to meet that customer demand. Our expertise in serving the Community Broadband market has us well - positioned to further capitalize on industry tailwinds. We have a proven growth strategy, and our third quarter financial results demonstrate outstanding execution of that strategy. We remain very optimistic about Clearfield’s growth potential, with most of our record backlog scheduled to ship in the next six months. As we look to our fiscal fourth quarter, we look to repeat our third - quarter performance and maintain our high degree of customer success, as well as integrating the Nestor team into our operations. With our current visibility into our substantial order backlog as well as the pipeline behind it, we are raising our guidance for net sales from the range of $204 million to $218 million, to a range of $243 million to $247 million (excluding Nestor Cables) in fiscal year 2022, representing growth of 72% to 75% over fiscal year 2021. Our growth outlook excludes any revenue contribution from Nestor. We are confident that we can continue to grow the market leadership that Clearfield was built to achieve based on our commitment to customers’ needs, operational effectiveness, market expertise, and innovative product portfolio. And with that, we’re ready to open the call for your questions. 23

Q&A NASDAQ:CLFD 24 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Operator Thank you. We will now be taking questions from the company's publishing sell - side analysts. We have our first question from the line of Jaeson Schmidt with Lake Street Capital Markets. Please, go ahead. Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Hey, guys . Thanks for taking my questions and congrats on the really impressive results . Just want to start with that backlog number . Just curious, if the composition of that backlog is pretty similar to the revenue breakdown you saw this past quarter or I guess, just year - to - date? Cheri Beranek President & CEO The backlog is pretty consistent with third quarter and some increase in regard to longer - term solutions, we're seeing in the market that more and more customers are looking to actually place long - term scheduled orders into next year. So that will be the only caveat. Other than that, it's pretty consistent with where we've been at in the last quarter. Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Okay. That's helpful. And Cheri, I know you alluded to some just overall supply and labor constraints. Curious, if there was some demand that you were unable to ship in the June quarter? And I guess, relatedly, how are you guys thinking about that overall backdrop? Do you expect any improvement as we progress through the remainder of this calendar year? 24

Q&A NASDAQ:CLFD 25 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Cheri Beranek President & CEO Yes. Well, we haven’t had labor that has affected our manufacturing and ability to ship. I mean, we've had actually an amazing time to -- and a much more accelerated rate of bringing people onboard in both Mexico and in Minnesota. So from our perspective, we've been able to achieve labor. But I have spoken with several customers, some of our larger customers who are experiencing a challenge to be able to get new people into the market. And we're seeing a very accelerated need for training. And I expect that problem to actually get a little worse before it gets better because we're really at this point where people are ready to kind of get some things in place and now it will turn into winter and we'll have to figure out how the build season is affected next spring. So I think we've got kind of 12 months of kind of uncertainty around labor demand -- in our labor availability amongst service providers and contractors at the end, but we are investing in an aggressive program to accelerate training programs available from Clearfield to help support the installation of our products and looking to significantly increase the - - our investment in application engineers and other training resources to help alleviate some of that concern from our customer base. Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Okay. Got it. And then just the last one for me, and I'll jump back into queue. Just a clarification. I know the new guided range does not include any contribution from Nestor Cables. However, are you expecting any revenue from them, or was the guided range just given so it would be on an apples - to - apples basis? 25

Q&A NASDAQ:CLFD 26 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Cheri Beranek President & CEO We felt it was important for it to be apples - to - apples. And with the rate of our accelerated growth and the amount of organic growth that we are recording, we wanted to make sure that the shareholders would be able to see that very clearly. The Nestor Cables. is a - - their financial audits - - were done in Finland to Finnish Accounting Standards. So we're referencing the revenue that they were able to achieve in fiscal year 2021, which is what actually was audited on a more international basis, which was €31 million. They have some level of seasonality to their business. It will start to tick down now in September and October in that they do most of their business in Northern Europe. So they're going to have some capacity available for us. We anticipate there probably will be $5 million or $6 million in revenue from Nestor in the period ending in September. The profitability is much more difficult to walk through because there's all of these integration valuation issues bringing the fair value review, the depreciation review. So we'll be able to give a much more clean and accurate vision of what that - - with the integrated program of Nestor as a part of Clearfield means when we announced year - end financials in November. Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Okay. Appreciate that color. Thanks a lot, guys. Cheri Beranek President & CEO Thanks. Jaeson. See you soon. 26

Q&A NASDAQ:CLFD 27 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Operator Thank you. We have next question from the line of Ryan Koontz with Needham & Company. Please go ahead. Ryan Koontz Needham & Company, LLC, Research Division Thanks for the question. I'm merely out of superlatives here for Clearfield just a spectacular quarter. Big congrats are due to the team. So keep it up. Cheri Beranek President & CEO Thanks. Ryan Koontz Needham & Company, LLC, Research Division Cheri, can you help us understand what's happening with the inflection we're seeing in both the national carriers and the MSOs. Are these new wins for the companies? Are these existing programs, your task to that are gaining more budget? Are you displacing other vendors? Maybe any kind of color there across those two segments, it would be great. 27

Q&A NASDAQ:CLFD 28 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Cheri Beranek President & CEO Our ability to execute in the national carrier business is really exciting for us, because it represents the fact that we can use the same product line in community broadband as we do in national carriers. We've said that from the very beginning that the product lines scale from the smallest to the largest of networks and especially as it relates to the cabinet infrastructure that as we pass more and more homes than the national carrier markets that we work with are starting to really put - - get their act together and be able to move forward. So it is a variety of work in passing homes with the national carrier market and using the existing product portfolio. In the cable TV space and the MSO market, it's really an extension of the work we've already been doing in the Tier 2 markets. The Tier 2 service providers continuing in the cable market to extend their fiber reach and to be able to support their highly dense markets with a higher concentration of fiber as a proactive rather than a defensive move. And we're also seeing some success and really exciting success with our active cabinet business in the cable TV market. So that's a new level of win for us of active cabinets in cable TV as they bring their electronics further out into the network and to be able to capture some of this - - protect what they currently have and really invest in where they're going. So we see both of those programs as long - term opportunities that we can support at current levels and grow into as their needs expand. Ryan Koontz Needham & Company, LLC, Research Division Makes a lot of sense. The cable guys are moving to the distributed access architecture and need to power all those remote nodes, so makes a lot of sense. 28

Q&A NASDAQ:CLFD 29 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Cheri Beranek President & CEO Yes. Yes. Ryan Koontz Needham & Company, LLC, Research Division And then how about on the - - go ahead, Cheri. Cheri Beranek President & CEO And then a lot of cables they are going to file with that. So we're excited that active cabinets is actually build connectivity and the demand for connectivity that we can then provide as well. Ryan Koontz Needham & Company, LLC, Research Division Right. Great. And then on the subsidies, are you -- what kind of - - I know you probably can't give us a number, but can you give us on the revenue contribution for the subsidies from either ARPA or RDOF? Are they material yet? Where are we in the cycle for those two earlier programs? Cheri Beranek President & CEO They're less than 5% of our revenues very, very, very early. 29

Q&A NASDAQ:CLFD 30 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Ryan Koontz Needham & Company, LLC, Research Division Got it. Helpful. And then on the product mix in the quarter, any -- as far as kind of passing versus connections versus historical mix any difference there? Cheri Beranek President & CEO No difference, still very heavily weighted towards passing of homes and so the architectures associated with cabinets and the like. And that's really what is reflected in the gross margin. We knew that we were going to see some impact in profitability and gross profit associated with the new buildings. But we did see with this kind of record increases in cabinet business that rate of inflationary cost for sheet metal has outpaced our ability to reduce the cost structure and the manufacturability of those. We'll be addressing that over the next probably six months, but it is an unfortunate kind of statement of fact of where we're at, sheet metal is a significant part of our cost structure. It's not one of our core competencies. We can design phenomenal sheet metal enclosures, but we don't actually bend sheet metal. And – and that's something that we've had to be able to deal with in this last quarter in a more accelerated rate. 30

Q&A NASDAQ:CLFD 31 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Ryan Koontz Needham & Company, LLC, Research Division Right. So when you said, unfortunately, you're looking to probably pass along price increases areas where you're feeling some pain there? Cheri Beranek President & CEO Yes. We're hoping to be able to actually hold prices most of the way through, in a partnership with our service provider customers. So any increase in revenue from us won't because of price increases there. Some places we'll need to. But as a statement of kind of across platform, we're going to hold it where we can. Ryan Koontz Needham & Company, LLC, Research Division That's great. That's all questions I have. Thanks so much, Cheri. 31

Q&A NASDAQ:CLFD 32 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Cheri Beranek President & CEO Thank you. Operator Thank you. We have next question from the line of Tim Savageaux with Northland Capital Markets. Please go ahead. Tim Savageaux Northland Capital Markets, Research Division Hi, good afternoon, and I'll – pardon me – add my congratulations on the strong results. My first question is around capacity or capacity utilization. You've had a lot of new manufacturing capability coming online in the US and in Mexico. I think you tripled your capacity down there. But as we look at the strong third quarter results, I mean, can you relate that and whether you're fully scaled up now or where you might be shortly here total revenue capacity? Where are you running now? And what capability might you have going forward in terms of overall revenue capacity? And I have a follow - up. 32

Q&A NASDAQ:CLFD 33 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Cheri Beranek President & CEO We were extremely pleased on how rapidly we were able to execute to the strategy that we've been calling forward really for the last 9 months to 12 months that we were making a very significant investment in real estate and we were we're able to execute in both the – in an environment where labor we sort where contractors were difficult to deal with that we were able to build those facilities on schedule that we're working with. A team of managers that were able to bring those people on board, and to bring them on board effectively, so that we could get the revenue out in place. What you'll see really from us is each month, we are adding to our capacity. One of the things that has been critical to our ongoing commitment to quality is to grow at a pace that you can ensure quality design and quality manufacturing. So each month of each quarter is a little bit bigger than the one before, pending sheet metal and so attending other components to be able to ship. And so we were able to ship more than we expected in the third quarter, because we were able to expedite some sheet metal, be able to get some things in place. We are bringing on additional suppliers to be able to lessen that issue. But at the same time, we've got every day, there's a different commitment and a different suppliers that we need to manage. And so our – once we can get the BOM on the floor, we are having amazing commitment to lead time and commitment to manufacturing capacity, but it's getting all the materials in place. And so that's why you see such a significant increase in inventory as well. We didn't build this facility for one year. We built it for this generational infrastructure development. There's more CapEx that's required to fully utilize the building, this market is growing somewhere between 12% and 15%. We saw companies like Calix and Corning announced numbers this week that were about 17%, 18% of a market. So we're going to grow at least that amount over an annual basis. And I can't give you a finite number because it's really product specific, but we believe we can grow with this market and then some. 33

Q&A NASDAQ:CLFD 34 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Tim Savageaux Northland Capital Markets, Research Division Great. Thanks for all that color. And if I could just follow up back on the Tier 1 side where you obviously had a pretty impressive increase there. And I guess, should we look at that as some sort of significant penetration of one of these larger guys you've been chasing for a while something that you can kind of build on after this sort of step function higher, or maybe something that might be a little more lumpy over time and can you say whether you've got one major customer driving that or multiple national carriers that you've seen increases with? Cheri Beranek President & CEO This is not project business. So it is ongoing revenue that is being charted out for delivery on a monthly basis. And so it is a significant part of backlog at about the same percentage rate as what you've seen here and that we started shipping that product early in the quarter, and we'll continue to be able to ship it kind of at that rate moving forward. The increase - - we do sell to all of the national carriers in the wireless carriers as well, but the increase is predominantly related to a single carrier. 34

Q&A NASDAQ:CLFD 35 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Tim Savageaux Northland Capital Markets, Research Division Great. Thanks very much, and congrats again. Cheri Beranek President & CEO Thank you. Operator Thank you. At this time, this concludes the company's question - and - answer session. If your question was not taken, you may contact Clearfield's Investor Relations team at CLFD@gatewayir.com. I'd now like to turn the call back over to Ms. Beranek for closing remarks. Over to you, ma'am. 35

Q&A NASDAQ:CLFD 36 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Cheri Beranek President & CEO Thank you. It has been an absolutely amazing time to be able to work with our customers and to work with the Clearfield community to demonstrate this level of success. We were built, as I've said many times before, for community broadband and are thrilled that we're able to provide the equipment necessary for our customers. Moreover, we are now extremely excited about the next stage of Clearfield and the acquisition of Nestor and what that does for our product portfolio and our opportunity to really be even earlier and more strategically involved with our customers' planning processes. We look forward to speaking with you again at the end of our fiscal year. We will report sometime in mid to late November, December as the integration materials are put together. Thanks so much, and good day. 36

Q&A NASDAQ:CLFD 37 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Operator Thank you very much. Ladies and gentlemen, thank you for joining us today for Clearfield's Fiscal Third Quarter 2022 Earnings Conference Call. You may now disconnect your lines. 37

NASDAQ:CLFD 38 Contact Us COMPANY CONTACT: Cheri Beranek President

& CEO Clearfield, Inc. IR@seeclearfield.com INVESTOR RELATIONS: Matt Glover and Sophie Pearson Gateway Investor Relations (949) 574 - 3860 CLFD@gatewayir.com 38